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                                                                   EXHIBIT 10.50

                             DATE: DECEMBER 7, 2005

                                 MEDIMMUNE, INC.

                                       AND

                           CRITICAL THERAPEUTICS, INC.

                           AMENDMENT NO. 1 RELATING TO
                THE EXCLUSIVE LICENSE AND COLLABORATION AGREEMENT
                               DATED JULY 30, 2003

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THIS AMENDMENT NO. 1 is made the 7th day of December, 2005

BETWEEN:

(1) MEDIMMUNE, INC., a corporation organized and existing under the laws of Delaware ("MEDIMMUNE") and

(2) CRITICAL THERAPEUTICS, INC., a company organised under the laws of Delaware ("CTI")

RECITALS:

(A) MedImmune and CTI entered into an Exclusive License and Collaboration Agreement dated July 30, 2003.

(B) The said Exclusive License and Collaboration Agreement is referred to herein as the "ORIGINAL AGREEMENT".

(C) MedImmune and CTI have agreed to amend the Original Agreement by and upon the terms of this Amendment No. 1.

OPERATIVE PROVISIONS:

1.    INTRODUCTION, DEFINITIONS AND INTERPRETATION

1.1.  This Amendment No. 1 is supplemental to the Original Agreement.

1.2. In this Amendment, the expression "THIS AMENDMENT NO. 1" shall mean this Amendment No. 1, including its recitals and schedules.

1.3.  Except where expressly provided to the contrary in this Amendment No. 1:

      1.3.1 all capitalised terms used in this Amendment No. 1 shall have the same meanings as are assigned thereto in the Original Agreement, as amended by this Amendment No. 1; and

      1.3.2 this Amendment No. 1 shall be interpreted in the same manner as the Original Agreement.

1.4.  Reference to clauses herein are to clauses in the Original Agreement.

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2.    AMENDMENTS

NOW THEREFORE, in consideration of the mutual covenants contained in the Original Agreement and in this Amendment No. 1 and other good and valuable consideration the receipt of which is hereby acknowledged, the parties agree that with effect from the Amendment No. 1 Date (as defined below), the Original Agreement is hereby amended as follows:

2.1.  Clause 1 shall be amended by the addition of the following definition[s]:

      " "1.2A AMENDMENT NO. 1 DATE" shall mean December 7, 2005."

2.2.  Section 3.7(c) shall be amended by the deletion of the sentence:

      "Notwithstanding anything to the contrary under the Research Plan, MedImmune agrees to fund no less than twelve (12) FTEs for CTI during the first three Calendar Years following the Effective Date, and CTI shall have the right at its sole discretion, to allocate such FTEs among the first, second and third Calendar Years following the Effective Date provided that no more than six(6) FTEs are allocated in any Calendar Year."

      and the substitution therefor of the sentence:

      "Notwithstanding anything to the contrary under the Research Plan, MedImmune agrees to fund sixteen (16) FTEs for CTI during the first three Calendar Years following the Effective Date, and CTI shall have the right at its sole discretion, to allocate such FTEs among the first, second and third Calendar Years following the Effective Date provided that no more than six (6) FTEs are allocated in each of the first and second Calendar Year and no more than four (4) FTEs are allocated in the third Calendar Year and provided further that the four (4) FTEs allocate in the third Calendar Year shall be utilized on a reasonably equal basis over the twelve-month period in such Calendar Year."

3.    NO OTHER AMENDMENT; CONFIRMATION

Save as amended by this Amendment No. 1, the parties hereto confirm that the Original Agreement shall continue in full force and effect in all respects.

4.    COUNTERPARTS

This Amendment No. 1 may be signed in any number of counterparts with the same effect as if the signatures to each counterpart were upon a single instrument, and all such counterparts together shall be deemed an original of this Amendment No. 1.

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5.    GOVERNING LAW AND JURISDICTION

This Amendment No. 1 shall be governed by the laws of the State of Delaware without reference to any rules of conflict of laws or renvoi. Any dispute arising in relation to it shall be resolved in the same manner as a dispute under the Original Agreement.

                            [Signature page follows]

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IN WITNESS whereof the parties have executed and delivered this Amendment No. 1 the date first above written.

SIGNED

/s/Peter A. Kiener
               12/02/2005
for and on behalf of
MEDIMMUNE, INC.

SIGNED

/s/ Frank E. Thomas

for and on behalf of
CRITICAL THERAPEUTICS, INC.

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